                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________



Date of Report (Date of
earliest event reported): February 11, 1998
                          -----------------



                        INTERMEDIA COMMUNICATIONS INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       Delaware                                   59-2913586
--------------------------                    -------------------
(State or other jurisdic-                     (I.R.S. Employer
 tion of incorporation or                     Identification No.)
 organization)



                                      0-20135
                              ------------------------
                              (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                  33619-1309
------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------
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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.
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          On February 11, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS
-----------------

          Press Release, dated February 11, 1998.

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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 12, 1998

                    INTERMEDIA COMMUNICATIONS INC.
                    ------------------------------
                              (Registrant)



                     By:  /s/ Robert M. Manning
                          ----------------------------------
                         Name:  Robert M. Manning
                         Title: Senior Vice President and Chief
                                Financial Officer


                                       3
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.          Description
-------        -----------

99.1           Press Release, dated February 11, 1998.